                                                                    EXHIBIT 99.4

                   FORM OF ELECTION AND LETTER OF TRANSMITTAL

 TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK, PAR VALUE $.01
                                   PER SHARE
 ("SHARES"), SHARES OF CLASS A CONVERTIBLE PREFERRED STOCK, PAR VALUE $.01 PER
                                     SHARE
("CLASS A PREFERRED SHARES") AND SHARES OF CLASS C CONVERTIBLE PREFERRED STOCK,
                               PAR VALUE $.01 PER
   SHARE (CLASS C PREFERRED SHARES)(COLLECTIVELY, "CLEARVIEW SECURITIES"), OF

                   CLEARVIEW CINEMA GROUP, INC. ("CLEARVIEW")

     or a proper guarantee of delivery hereof, when submitted pursuant to an election to receive in respect of:

     (i) each Share, (A) $24.25 per share in cash (the "Share Cash Consideration") or (B) that number of shares of Class A Common Stock, par value $.01 per share ("Cablevision Class A Common Stock"), of Cablevision Systems Corporation (the "Share Stock Consideration") equal to the amount (the "Share Conversion Number") derived by dividing $24.25 by the Average Cablevision Share Price (as defined in the accompanying Proxy Statement/Prospectus) (the Share Cash Consideration and the Share Stock Consideration, the "Share Merger Consideration");

     (ii) each Class A Preferred Share, (A) the amount in cash (the "Class A Preferred Share Cash Consideration"), derived by multiplying (x) the number of Shares issuable upon a conversion of a Class A Preferred Share immediately prior to the Effective Time (the "Class A Conversion Number") by (y) the Share Cash Consideration or (B) the number of shares of Cablevision Class A Common Stock (the "Class A Preferred Share Stock Consideration") equal to the amount derived by multiplying the Class A Conversion Number and the Share Conversion Number (the Class A Preferred Share Cash Consideration and the Class A Preferred Share Stock Consideration, the "Class A Preferred Share Merger Consideration"); and

     (iii) each Class C Convertible Preferred Share, (A) the amount, in cash (the "Class C Preferred Share Cash Consideration"), derived by multiplying (x) the number of Shares issuable upon conversion of a Class C Preferred Share based on an exchange ratio of 51 Shares per Class C Preferred Share (the "Class C Conversion Number") by $24.25 in cash and adding to such amount the amount of accrued but unpaid dividends on a Class C Preferred Share through the effective time of the Merger (the "Effective Time"), or (B) the number of shares of Cablevision Class A Common Stock (the "Class C Preferred Share Stock Consideration") equal to the amount derived by multiplying the Class C Conversion Number and the Share Conversion Number and adding to such number the number of shares of Cablevision Class A Common Stock derived by dividing the amount of accrued by unpaid dividends in a Class C Preferred Share through the Effective Time by the Average Cablevision Share Price (the Class C Preferred Share Cash Consideration and the Class C Preferred Share Stock Consideration, the "Class C Preferred Share Merger Consideration"), provided, however, that, with respect to each of (i), (ii) and (iii) above, if the Average Cablevision Share Price is less than the Floor Price (as defined in the accompanying Proxy Statement/Prospectus) (currently $36.00 reflecting an adjustment in accordance with the terms of the Merger Agreement for Cablevision's two-for-one stock split on August 21, 1998), at the Effective Time, the surrendered Shares, Class A Preferred Shares and Class C Preferred Shares will be exchanged for the applicable cash consideration and no holder of Class C Preferred Shares will have the right or option to elect to receive consideration consisting of shares of Cablevision Class A Common Stock;

     upon the terms and subject to the conditions, including certain allocation limitations and proration procedures, set forth in the Agreement and Plan of Merger, dated as of August 12, 1998 (the "Merger Agreement"), among Cablevision, CCG Holdings, Inc., a wholly-owned subsidiary of Cablevision ("Merger Sub"), and Clearview, in connection with the merger (the "Merger") of a wholly-owned subsidiary of

                CABLEVISION SYSTEMS CORPORATION ("CABLEVISION")
                                WITH CLEARVIEW.
 CHASEMELLON SHAREHOLDER SERVICES, L.L.C. ("CHASEMELLON") IS THE EXCHANGE AGENT
                           AND THE INFORMATION AGENT

           By Mail:                    By Overnight Courier                     By Hand
     Post Office Box 3301        85 Challenger Rd, Mail Drop-Reorg     120 Broadway, 13th Floor
  South Hackensack, NJ 07606         Ridgefield Park, NJ 07660            New York, NY 10271
Attn: Reorganization Department   Attn: Reorganization Department   Attn: Reorganization Department

                                 By Facsimile
                       (For Eligible Institutions Only)
                                (201) 296-4293
                           Confirm Facsimile Only:
                                (201) 296-4860

                 INFORMATION CALL TOLL FREE: 1 (877) 698-6870.

PLEASE READ THE INSTRUCTIONS IN THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL.


-------------------------------------------------------------------------------------------------------
                  BOX A: ELECTION(S) AND DESCRIPTION OF CLEARVIEW SECURITIES ENCLOSED
                               (Attach additional sheets if necessary).
                                   See "Election" and Instruction 13
-------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF REGISTERED HOLDER(S)  CLASS OF                           NUMBER OF SECURITIES
(PLEASE FILL IN, IF BLANK, EXACTLY AS     CLEARVIEW     CERTIFICATE    --------------------------------
NAME(S) APPEAR(S) ON CERTIFICATE(S))      SECURITY       NUMBER(S)                  STOCK       NON-
                                                                                CASH ELECTION  ELECTION  ELECTION
-------------------------------------------------------------------------------------------------------

                                         --------------------------------------------------------------

                                         --------------------------------------------------------------

                                         --------------------------------------------------------------

                                         --------------------------------------------------------------

                                         --------------------------------------------------------------

                                         --------------------------------------------------------------

                                         --------------------------------------------------------------
                                                      Total Number of
                                                        Securities
-------------------------------------------------------------------------------------------------------
         Check this box if this election represents a revocation of any earlier election. [ ]
            For the consequences of making a Stock Election, Cash Election or Non-Election,
                                      See Instructions 3 and 13.
-------------------------------------------------------------------------------------------------------

     THE ELECTION DEADLINE IS 5:00 P.M., NEW YORK TIME, ON THE BUSINESS DAY THAT IS TWO TRADING DAYS PRIOR TO THE CLOSING DATE OF THE MERGER (WHICH DATE WILL BE PUBLICLY ANNOUNCED IN A NEWS RELEASE DELIVERED TO THE DOW JONES NEWS SERVICES AS SOON AS PRACTICABLE, BUT IN NO EVENT LESS THAN TEN TRADING DAYS PRIOR TO THE CLOSING DATE). BY THE ELECTION DEADLINE, A COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR CERTIFICATES OR DELIVERY OF SUCH SECURITIES BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY (AS DEFINED BELOW) (OR CUSTOMARY AFFIDAVITS AND INDEMNIFICATION REGARDING THE LOSS OR DESTRUCTION OF SUCH CERTIFICATES BY A COMMERCIAL BANK OR TRUST COMPANY IN THE UNITED STATES OR A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.), MUST BE RECEIVED BY THE EXCHANGE AGENT IN ORDER FOR ANY STOCK ELECTION OR CASH ELECTION (AS SUCH TERMS ARE DEFINED BELOW) CONTAINED HEREIN TO BE VALID. ANY FORM OF ELECTION AND LETTER OF TRANSMITTAL NOT RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE ELECTION DEADLINE SHALL BE DEEMED TO BE A NON-ELECTION.

     Nominee record holders, which include a nominee, trustee or any other person that holds Clearview Securities in any capacity whatsoever on behalf of another person or entity ("Nominees"), are directed to Instruction 14 hereto and, if submitting more than one election, must complete Box B below. Each record holder of Clearview Securities submitting more than one election, other than a Nominee record holder submitting more than one election, should indicate such holder's election(s) in Box A above.

--------------------------------------------------------------------------------

   BOX B: TO BE COMPLETED ONLY BY A NOMINEE, TRUSTEE OR ANY OTHER PERSON THAT
          HOLDS CLEARVIEW SECURITIES IN ANY CAPACITY WHATSOEVER ON BEHALF OF MORE THAN ONE PERSON OR ENTITY.

   If this Box B is completed, the undersigned, acting for itself and as nominee, trustee or in another representative capacity on behalf of another person or entity, hereby submits the following elections and attaches certificates for all Clearview Securities held of record by the undersigned (attach additional sheets if necessary, numbering each additional election with consecutive numbers starting with "B").

---------------------------------------------------------------------------------------------------------------------
             CLASS OF                                                         NUMBER OF CLEARVIEW SECURITIES
 NUMBER OF   CLEARVIEW    TOTAL NUMBER OF CLEARVIEW      CERTIFICATE  -----------------------------------------------
  ELECTION   SECURITY   SECURITIES SUBJECT TO ELECTION    NUMBER(S)    CASH ELECTION   STOCK ELECTION   NON-ELECTION
---------------------------------------------------------------------------------------------------------------------
     1
---------------------------------------------------------------------------------------------------------------------
     2
---------------------------------------------------------------------------------------------------------------------
     3
---------------------------------------------------------------------------------------------------------------------
     4
---------------------------------------------------------------------------------------------------------------------
     5
---------------------------------------------------------------------------------------------------------------------
     6
---------------------------------------------------------------------------------------------------------------------
     7
---------------------------------------------------------------------------------------------------------------------

                        DELIVERY BY BOOK-ENTRY TRANSFER
                               SEE INSTRUCTION 1.

[ ] Check here if Clearview Securities are being delivered by book-entry transfer to the Exchange Agent's account on the book-entry transfer facilities at The Depository Trust Company ("Book-Entry Transfer Facility") and complete the following:

    Account Number: ____________

                             GUARANTEE OF DELIVERY

     If certificates for Clearview Securities are not available prior to the Election Deadline, the following Guarantee may be completed by an Eligible Institution and the election made herein will be valid if such Certificates, together with a completed Election Form and Letter of Transmittal, are in fact delivered to the Exchange Agent within five trading days after the date of execution hereof.

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, hereby guarantees that, within five New York Stock Exchange trading days from the date of this Form of Election and Letter of Transmittal, certificates representing the Clearview Securities covered hereby in proper form for transfer and any required documents, together with a completed Form of Election and Letter of Transmittal, will be deposited by the undersigned with the Exchange Agent. IF YOU COMPLETE THIS GUARANTEE OF DELIVERY, YOU WILL NEED A SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION. SEE INSTRUCTION 5.

     The undersigned acknowledges that it must deliver the Clearview Securities covered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

Dated: -----------------------------------------
                                                       -----------------------------------------------------
                                                                      (Firm -- Please Print)

Number of Securities: -------------------------
                                                       -----------------------------------------------------
                                                                      (Authorized Signature)

[ ] Check here if Clearview Securities will be delivered by book-entry transfer to the Exchange Agent's account at The Depository Trust Company

                                                       -----------------------------------------------------

                                                       -----------------------------------------------------
                                                                             (Address)

Account Number: -----------------------------
                                                       -----------------------------------------------------
                                                                 (Area Code and Telephone Number)

                       NOTICE OF DELIVERY UNDER GUARANTEE
        (TO BE COMPLETED UPON DELIVERY OF CLEARVIEW SECURITIES PURSUANT
                          TO A GUARANTEE OF DELIVERY)

Name(s) of Registered Holder(s):
----------------------------------------------------------------------------

Window Ticket No.
--------------------------------------------------------------------------------

Date of Execution of Guarantee of Delivery:
-----------------------------------------------------------------

Name of Institution which provided Guarantee of Delivery:
--------------------------------------------------

[ ] Check here if Clearview Securities will be delivered by book-entry transfer
    (assuming such procedure is available) to the Exchange Agent's account at The Depository Trust Company.

Account Number:
------------------------------- Transaction Code Number:
-------------------------------

Information as to the federal income tax consequences of receiving the applicable Security Stock Consideration or Security Cash Consideration in exchange for your Clearview Securities is set forth under the caption "CERTAIN TAX CONSEQUENCES OF THE MERGER" in the Proxy Statement/Prospectus furnished to you concurrently herewith. You are urged, in addition, to consult with your tax advisor.

TO CHASEMELLON SHAREHOLDER SERVICES, L.L.C.:

     In connection with the Merger, and pursuant to the Merger Agreement, the undersigned hereby makes the election or elections set forth herein and surrenders to ChaseMellon Shareholder Services, L.L.C. for cancellation, as exchange agent (the "Exchange Agent"), certificates representing all of the undersigned's Clearview Securities (each such certificate, a "Certificate") listed in Box A (or, if held by a nominee, trustee or other representative making multiple elections, in Box B) above in exchange for, subject to the allocation limitations, proration procedures and other provisions of the Merger Agreement as more fully described in the accompanying Proxy Statement/Prospectus, as applicable, (i) the Share Cash Consideration, the Class A Preferred Share Cash Consideration or the Class C Preferred Share Cash Consideration (a "Cash Election"), (ii) the Share Stock Consideration, the Class A Preferred Share Stock Consideration and the Class C Preferred Share Stock Consideration (a "Stock Election"), or (iii) the right to make a Non-Election (a "Non-Election"), which Cablevision may deem in its sole and absolute discretion to be either a Stock Election or a Cash Election. See "THE MERGER -- Terms of the Merger" and "-- Exchange of Clearview Certificates for Shares of Cablevision Class A Common Stock" in the accompanying Proxy Statement/ Prospectus. In addition, it is understood that the Exchange Agent will pay cash in lieu of any fractional shares of Cablevision Class A Common Stock otherwise issuable in connection with the Merger as specified in the accompanying Proxy Statement/Prospectus. Except as expressly provided herein, capitalized terms shall have the meanings ascribed to them in the accompanying Proxy Statement/Prospectus. The description of the Merger herein is qualified in its entirety by reference to the terms and conditions of the Merger Agreement, which is attached on Annex A to the accompanying Proxy Statement/Prospectus.

     Additionally, the Merger Agreement provides that notwithstanding anything in the Merger Agreement to the contrary, (i) the Stock Election Number shall be equal, as closely as practicable, to 45% of the sum of (A) the aggregate number of Share Equivalents represented by outstanding Clearview Securities immediately prior to the Effective Time and (B) the aggregate number of Share Equivalents represented by any shares of Class B Preferred Shares, all of which have been redeemed prior to the date of the accompanying Proxy Statement/Prospectus; and
(ii) the Cash Election Number shall equal, as closely as practicable, the number of Share Equivalents represented by the difference between (A) the aggregate number of Share Equivalents represented by outstanding Clearview Securities immediately prior to the Effective Time and (B) the Stock Election Number. If, as of the Effective Time, the aggregate value of the Security Stock Consideration (calculated using the most recent available price for Cablevision Class A Common Stock on the ASE) would be less than 45% of the sum of the aggregate value of the Security Cash Consideration and the aggregate value of the Security Stock Consideration, then the Stock Election Number and the Cash Election Number will be adjusted as necessary so that, as of the Effective Time, the aggregate value of the Security Stock Consideration equals, as closely as possible, 45% of the sum of the aggregate value of the Security Cash Consideration and the aggregate value of the Security Stock Consideration; provided, however, that if the Stock Election Number resulting from such adjustment would be greater than the Stock Election Number that would have resulted if the Average Cablevision Share Price had been equal to the Floor Price, then Cablevision, at its sole discretion, will have the option of either
(i) adjusting the Stock Election Number and the Cash Election Number as set forth above in this paragraph or (ii) treating the Average Cablevision Share Price as being less than the Floor Price for all purposes of the Merger Agreement, including the availability of the election to have Clearview be the Surviving Corporation and the concomitant change in the form of the Merger Consideration to all cash. If the aggregate number of Share Equivalents represented by Clearview Securities in respect of which Cash Elections have been made exceeds the Cash Election Number, (a) all Clearview Securities in respect of which Stock Elections have been made or are deemed to have been made (the "Stock Election Securities") shall be converted into the right to receive the applicable Securities Stock Consideration, and (b) all Clearview Securities in respect of which a Non-Election is made ("Non-Election Securities") shall be deemed Clearview Securities in respect of which Stock Elections have been made and treated as Stock Election Securities and (c) a proration adjustment shall be made in respect of Clearview Securities in respect of which Cash Elections have been made so that an aggregate number of Share Equivalents represented by Clearview Securities in respect of which Cash Elections have been made shall be deemed converted into and treated as Stock Election Securities, so that the aggregate number of Share Equivalents represented by Clearview Securities deemed Stock Election Securities pursuant to this clause (c) when added to the Share Equivalents represented by all other Stock Election Securities (including Non-Election Securities deemed to be Stock Election Securities), shall equal as closely as practicable the Stock Election Number and any remaining Clearview Securities in respect of which Cash Elections have been made shall be converted into the right to receive the applicable Security Cash Consideration. If the aggregate number of Share Equivalents represented by Clearview Securities in respect of which Stock Elections have been made exceeds the Stock Election Number, (a) all Clearview Securities in respect of which Cash Elections have been made or are deemed to have been made (the "Cash Election Securities") shall be converted into the right to receive the applicable Securities Cash Consideration, and (b) all Non-Election Securities shall be deemed Clearview Securities in respect of which Cash Elections have been made and treated as Cash Election Securities and (c) a proration adjustment shall be made in respect of Clearview Securities in respect of which Stock Elections have been made so that an aggregate number of Share Equivalents represented by Clearview Securities in respect of which Stock Elections have been made shall be deemed converted into and treated as Cash Election Securities, so that the aggregate number of Share Equivalents represented by Clearview Securities deemed Cash Election Securities pursuant to this clause (c) when added to the Share Equivalents represented by all other Cash Election Securities (including Non-Election Securities to be deemed Cash Election Securities), shall equal as closely as practicable the Cash Election Number and any remaining Clearview Securities in respect of which Stock Elections have been made shall be converted into the right to receive the applicable Security Stock Consideration. See "THE MERGER -- Terms of the Merger" for a detailed description of the allocation limitations and proration procedures.

     The undersigned understands that the election referred to above are subject to certain terms, conditions and limitations that are set forth in the Merger Agreement, the Instructions below and the accompanying Proxy Statement/Prospectus. The Merger Agreement is included as Annex A to the Proxy Statement/ Prospectus. Extra copies of this Form of Election and Letter of Transmittal and the Proxy Statement/ Prospectus may be requested from the Information Agent, at the phone number shown above. The filing of this Form of Election and Letter of Transmittal with the Exchange Agent is acknowledgment of the receipt of the Proxy Statement/Prospectus. The undersigned understands and acknowledges that all questions as to the validity, form and eligibility of any Election and surrender of the Securities hereunder shall be reasonably determined by the Exchange Agent, and such determination shall be final and binding.

     The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be as of the Effective Time of the Merger, the registered holder of the Clearview Securities represented by the Certificate(s) surrendered herewith, with good title to the above-described Clearview Securities and full power and authority to sell, assign and transfer such Clearview Securities free and clear of all liens, claims and encumbrances, and not subject to any adverse claims. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such Clearview Securities. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the Instructions hereto. All authority conferred or agreed to be conferred in the Form of Election and Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

     The undersigned authorizes and instructs you, as Exchange Agent, to deliver Certificates and receive on behalf of the undersigned, in exchange for Clearview Securities represented thereby, any check for cash or any certificate for shares of Cablevision Class A Common Stock issuable in the Merger pursuant to the Merger Agreement. If the Certificate(s) is (are) not delivered herewith or by book-entry transfer, there is furnished herewith (i) a guarantee of delivery of such Certificate(s) from a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States in accordance with Instruction 5 or (ii) an affidavit and indemnification regarding the loss, theft or destruction of such Certificate(s) reasonably acceptable to Cablevision in accordance with Instruction 12.

                                    ELECTION

     The appropriate elections(s) must be made in Box A (or, if a nominee, trustee or other representative making multiple elections, Box B) above in order to make a Stock Election, a Cash Election or Non-Election (each as defined above) with respect to each Security represented by the Certificate(s) surrendered herewith.

     Because of certain limitations on the amount of Security Cash Consideration and Security Stock Consideration to be issued in the Merger, there can be no assurance that holders of Clearview Securities will receive the form of consideration that such holder elects. If the elections result in an oversubscription of either the Security Stock Consideration or the Security Cash Consideration, the procedures for allocating cash and shares of Cablevision Class A Common Stock set forth in the Merger Agreement and described in the Proxy Statement/Prospectus will be followed by the Exchange Agent. See "THE MERGER -- Terms of the Merger" in the Proxy Statement/Prospectus and Instruction 3 hereto. ALL DECISIONS BY THE EXCHANGE AGENT WITH RESPECT TO SUCH PROCESS SHALL BE FINAL AND BINDING.

     ALL HOLDERS OF CLEARVIEW SECURITIES WISHING TO MAKE A STOCK ELECTION OR A CASH ELECTION MUST ENSURE THAT THE EXCHANGE AGENT RECEIVES A PROPERLY COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL PRIOR TO THE ELECTION DEADLINE. ALL HOLDERS OF CLEARVIEW SECURITIES SUBMITTING ELECTION FORMS AND LETTERS OF TRANSMITTAL AFTER SUCH TIME WILL BE DEEMED TO HAVE MADE A NON-ELECTION REGARDLESS OF THE ELECTION SPECIFIED ON SUCH FORM. HOLDERS OF CLEARVIEW SECURITIES WISHING TO MAKE A NON-ELECTION ARE NOT REQUIRED TO SUBMIT THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL PRIOR TO THE ELECTION DEADLINE OR PRIOR TO THE EFFECTIVE TIME BUT SUCH HOLDER'S CERTIFICATES MUST BE SURRENDERED IN ORDER TO RECEIVE THE APPLICABLE MERGER CONSIDERATION.

     THE EXCHANGE AGENT RESERVES THE RIGHT TO DEEM THAT YOU HAVE CHECKED THE "NON-ELECTION" BOX IF:

          A. NO ELECTION CHOICE IS INDICATED IN BOX A (OR, IF A NOMINEE, TRUSTEE OR OTHER REPRESENTATIVE MAKING MULTIPLE ELECTIONS, BOX B) ABOVE;

          B. YOU FAIL TO FOLLOW THE INSTRUCTIONS ON THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL (INCLUDING SUBMISSION OF YOUR CERTIFICATES) OR OTHERWISE FAIL TO PROPERLY MAKE AN ELECTION; OR

          C. A COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL (INCLUDING SUBMISSION OF YOUR CERTIFICATES) IS NOT ACTUALLY RECEIVED BY THE ELECTION DEADLINE (OR IN ACCORDANCE WITH THE GUARANTEE PROVISIONS FOR LATE DELIVERY OF CERTIFICATES).

     In order to receive the applicable Merger Consideration, this Form of Election and Letter of Transmittal must be (i) completed and signed in the space provided below and on the Substitute Form W-9 and (ii) mailed or delivered with your Certificate(s) to the Exchange Agent at either of the addresses set forth above. In order to properly make a Stock Election or Cash Election, these actions must be taken in a timely fashion such that the Form of Election and Letter of Transmittal is received by the Exchange Agent prior to the Election Deadline.

     The method of delivery of the Certificates and all other required documents is at the election and risk of the stockholder; however, if the Certificates are sent by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested.

     Unless otherwise indicated below under "Special Issuance and Payment Instructions," in exchange for the enclosed Certificates, the undersigned requests issuance of the applicable Merger Consideration to the undersigned. Similarly, unless otherwise indicated below under "Special Delivery Instructions," the undersigned requests that the applicable Merger Consideration be mailed to the undersigned at the address shown above. In the event that both the "Special Delivery Instructions" and the "Special Issuance and Payment

Instructions" are completed, please issue the applicable Merger Consideration in the name of, and mail the applicable Merger Consideration to, the person or entity so indicated at the address so indicated. Appropriate signature guarantees have been included with respect to Clearview Securities for which Special Issuance, Payment Instructions or Special Delivery Instructions have been given.

     CONSUMMATION OF THE MERGER IS SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS. NO PAYMENTS RELATED TO ANY SURRENDERED CERTIFICATES WILL BE MADE PRIOR TO THE EFFECTIVE TIME.

     In the event that the Merger Agreement is terminated, the Exchange Agent will promptly return Certificates previously submitted with Forms of Election and Letters of Transmittal. In such event, Clearview Securities held through The Depository Trust Company are expected to be available for sale or transfer promptly following such termination; however, Certificates representing Clearview Securities held of record directly by the beneficial owners of such Clearview Securities will be returned as promptly as practicable by first class, insured mail.

------------------------------------------------------
                          SPECIAL ISSUANCE AND PAYMENT
                                  INSTRUCTIONS
                    (SEE INSTRUCTIONS 1, 4, 5, 9, 10 AND 11)
------------------------------------------------------

      To be completed ONLY if the certificate representing the Security Stock Consideration and/or the check representing the Security Cash Consideration or cash in lieu of fractional shares, as the case may be, is to be issued in the name of someone other than the undersigned. NOTE: THE PERSON NAMED IN THESE SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS MUST BE THE PERSON WHO COMPLETES THE SUBSTITUTE FORM W-9.

      Issue the certificate representing the Security Stock Consideration and/or the check representing the Security Cash Consideration or cash in lieu of fractional shares to:

 Name:
 ---------------------------------------------
                                 (PLEASE PRINT)
 Address:
 -------------------------------------------
 -----------------------------------------------------
 -----------------------------------------------------
                               (INCLUDE ZIP CODE)

 -----------------------------------------------------
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

 If you complete this box, you will need a signature guarantee by an Eligible Institution. See Instruction 5.
------------------------------------------------------

------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 4, 5 AND 10)

------------------------------------------------------

      To be completed ONLY if the certificate representing the Security Stock Consideration and/or the check representing the Security Cash Consideration or cash in lieu of fractional shares, as the case may be, is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

      Mail the certificate representing the Security Stock Consideration and/or the check representing the Security Cash Consideration or cash in lieu of fractional shares to:

 Name:
 ---------------------------------------------
                                 (PLEASE PRINT)

 Address:
 -------------------------------------------
 -----------------------------------------------------
 -----------------------------------------------------
                               (INCLUDE ZIP CODE)

 Check this box if this is a permanent change of address. [ ]

 If you complete this box, you will need a signature guarantee by an Eligible Institution. See Instruction 5.
------------------------------------------------------

     The undersigned represents and warrants that the undersigned has full power and authority to transfer the Clearview Securities surrendered hereby and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the Clearview Securities are accepted for exchange by the Exchange Agent. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Cablevision to be necessary and desirable to complete the transfer of the Clearview Securities surrendered hereby.

Date:
------------------------------------------------

                                PLEASE SIGN HERE

Signature:
--------------------------------------------------------------------------------

Signature:
--------------------------------------------------------------------------------

     Must be signed by registered holder(s) as name(s) appear(s) on Certificate(s). If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. (See Instruction 8 hereto).

Dated:
------------------------------------------------------

Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity:
--------------------------------------------------------------------------------

Daytime Area Code and Telephone Number:
----------------------------------------------------------

     THE EXCHANGE AGENT HAS BEEN INSTRUCTED NOT TO MAKE ANY EXCHANGE OF YOUR CLEARVIEW SECURITIES UNTIL THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL HAS BEEN EXECUTED AND DELIVERED TO THE EXCHANGE AGENT TOGETHER WITH YOUR CERTIFICATES.

                              SIGNATURE GUARANTEE
        (REQUIRED ONLY IN THE CIRCUMSTANCES SPECIFIED IN INSTRUCTION 5)

The undersigned hereby guarantees the signature(s) which appear(s) on this Form of Election and Letter of Transmittal.

Dated:
------------------------------------------------------

--------------------------------------------------------------------------------
                (NAME OF ELIGIBLE INSTITUTION ISSUING GUARANTEE)
                                 (PLEASE PRINT)

--------------------------------------------------------------------------------
                         (AFFIX MEDALLION STAMP ABOVE)

                                  INSTRUCTIONS

     This Form of Election and Letter of Transmittal is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those Clearview stockholders desiring to make a Stock Election or Cash Election. All holders of Clearview Securities, including those making a Non-Election, must surrender their Certificates to the Exchange Agent in order to receive the applicable Merger Consideration. Until a record holder's Certificates are received by the Exchange Agent at one of the addresses set forth above, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, such holders will not receive any certificates representing the Security Stock Consideration and/or the check representing the Security Cash Consideration or cash in lieu of fractional shares (if any) in exchange for their Certificates. No interest will accrue on the Merger Consideration. If your Certificate(s) is (are) lost, stolen or destroyed, please refer to Instruction 12 below.

     A HOLDER OF CLEARVIEW SECURITIES MUST MAKE THE APPROPRIATE ELECTION(S) IN BOX A (OR, IF A NOMINEE, TRUSTEE OR OTHER REPRESENTATIVE MAKING MULTIPLE ELECTIONS, BOX B) ABOVE TO MAKE AN EFFECTIVE STOCK ELECTION OR CASH ELECTION.

     Your election is subject to certain terms, conditions and limitations that have been set out in the Merger Agreement and the Proxy Statement/Prospectus. The Merger Agreement is included as Annex A to the Proxy Statement/Prospectus. Extra copies of the Proxy Statement/Prospectus may be requested from the Information Agent at the phone number shown above. The filing of this Form of Election and Letter of Transmittal with the Exchange Agent is acknowledgment of the receipt of the Proxy Statement/Prospectus.

     1. Election Deadline. For any Stock Election or Cash Election contained herein to be considered, this Form of Election and Letter of Transmittal, properly completed, and the related Certificates must be received by the Exchange Agent at one of the addresses shown above on this Form of Election and Letter of Transmittal no later than 5:00 p.m., New York time, on the Election Deadline. The Election Deadline is the business day that is two trading days prior to the Closing Date and will be announced in a news release delivered to the Dow Jones News Service as soon as practicable, but in no event less than ten trading days prior to the Closing Date.

     Holders whose Certificate(s) is (are) not immediately available or holders who cannot complete the procedure for delivery by book-entry transfer on a timely basis may deliver the Certificates (or the Clearview Securities by book-entry transfer) and may also make an effective Election by (a) completing Box A or B herein, as appropriate, having the Box entitled "Guarantee of Delivery" herein properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and delivering such documents to the Exchange Agent prior to the Election Deadline; and (b) delivering their Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Securities, if such procedure is available, into the Exchange Agent's account at the Book-Entry Transfer Facility within five New York Stock Exchange trading days after the date of execution hereof. In addition, at the time the Certificate(s) (or the Clearview Securities pursuant to a book-entry transfer) are delivered pursuant to the Guarantee of Delivery, the guarantor must submit to the Exchange Agent another Form of Election and Letter of Transmittal with only the section entitled "Notice of Delivery Under Guarantee" properly completed (or must otherwise provide such information to the Exchange Agent). If the guarantor fails to deliver the Certificate(s) (or the Clearview Securities by book-entry transfer) in accordance with the guaranteed delivery procedures contained herein, without limitation of any other recourse, any purported Election with respect to the Clearview Securities subject to such guarantee will be void. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility delivering the Clearview Securities, that such participant has received and agrees to be bound by the terms of this Form of Election and Letter of Transmittal and that Cablevision may enforce such agreement against the participant.

     2. Revocation or Amendment of Form of Election and Letter of
Transmittal. An election may be revoked or amended, but only by written notice received by the Exchange Agent prior to the Election

Deadline. Such notice must specify the person in whose name the Clearview Securities to be withdrawn had been deposited, the number of Clearview Securities to be withdrawn, the name of the registered holder thereof, and the serial numbers shown on the certificate(s) representing the Clearview Securities to be withdrawn. Any Certificate(s) representing Clearview Securities that have been submitted to the Exchange Agent in connection with an election shall be returned without charge to the holder thereof in the event such election is revoked as aforesaid and such holder requests in writing the return of such Certificate(s). Upon any such revocation, unless a duly completed Form of Election and Letter of Transmittal is thereafter submitted in accordance with the procedures set forth in the Proxy Statement or Prospectus, such Clearview Securities shall be declared Non-Election Securities, as described therein.

     3. Allocation. As set forth in the Proxy Statement/Prospectus the Clearview Securities to be converted into the right to receive the applicable Security Cash Consideration and the applicable Security Stock Consideration in the Merger are subject to allocation limitations, proration procedures and other limitations. AS A CONSEQUENCE, NO ASSURANCE CAN BE GIVEN THAT HOLDERS OF SECURITIES WILL RECEIVE THEIR REQUESTED FORM OF MERGER CONSIDERATION.

     4. No Fractional Interests. No certificate representing fractional shares of Cablevision Class A Common Stock will be issued. The Exchange Agent will remit cash without interest in lieu of such fractional shares. No holder of Clearview Securities shall be entitled to dividends, voting rights or any other rights in respect of any fractional share.

     5. Guarantee of Signatures. Signatures on this Form of Election and Letter of Transmittal need not be guaranteed unless the "Special Issuance and Payment Instructions" or "Special Delivery Instructions" box or the "Guarantee of Delivery" section has been completed. In such event, signatures on this Form of Election and Letter of Transmittal (unless delivery of such Securities is made by book-entry transfer) must be guaranteed by an eligible guarantor institution (an "Eligible Institution") pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934 (generally a member firm of the New York Stock Exchange or any bank or trust company which is a member of the Medallion Program). Public notaries cannot execute acceptable guarantees of signatures.

     6. Delivery of Form of Election and Letter of Transmittal and
Certificates. This Form of Election and Letter of Transmittal, properly completed and duly executed, together with the Certificate(s) representing Clearview Securities, should be delivered to the Exchange Agent at one of the addresses set forth above. The method of delivery of the Certificates and all other required documents is at the election and risk of the record holder of such Clearview Securities; however, if such Certificates are sent by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested.

     7. Inadequate Space. If the space provided herein is inadequate, the Certificate numbers and the class and numbers of Clearview Securities represented thereby should be listed on additional sheets and attached hereto.

     8. Signatures on Election Form, Stock Powers and Endorsements.

          (a) All signatures must correspond exactly with the name written on the face of the Certificate(s) without alteration, variation or any change whatsoever.

          (b) If the Certificate(s) surrendered is (are) held of record by two or more joint owners, all such owners must sign this Form of Election and Letter of Transmittal.

          (c) If any Clearview Securities surrendered are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Forms of Election and Letters of Transmittal as there are different registrations of Certificates.

          (d) If this Form of Election and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the Certificates listed (other than as set forth in paragraph (e) below), such Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the record holder(s) appears on such Certificate.

          (e) If this Form of Election and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying Certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

     9. Stock Transfer Taxes. In the event that any transfer or other taxes become payable by reason of the issuance of the applicable Merger Consideration in any name other than that of the registered holder, such transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid.

     10. Special Issuance and Payment and Delivery Instructions. Indicate the name and/or address of the person(s) to whom the applicable Security Stock Consideration and/or the check representing the applicable Security Cash Consideration or cash in lieu of fractional shares (if any) is to be issued and/or sent, if different from the name and/or address of the person(s) signing this Form of Election and Letter of Transmittal.

     11. Withholding. Each surrendering Clearview stockholder is required to provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 and to certify whether such holder is subject to backup withholding. The TIN that must be provided is that of the Clearview stockholder with respect to the Certificate(s) surrendered herewith or of the last transferee appearing, on the transfers attached to or endorsed on such Certificate(s) (or, if a check is made payable to another person as provided in the box above entitled "Special Issuance and Payment Instructions," then the TIN of such person). Failure to provide the information on the Substitute Form W-9 may subject the surrendering stockholder to 31% federal income tax back up withholding on payments made to such surrendering holder with respect to the Clearview Securities and on future dividends paid by Cablevision. A holder of Clearview Securities must cross out item (2) in the certification box of Substitute Form W-9 if such holder has been notified by the Internal Revenue Service ("IRS") that such holder is currently subject to backup withholding. The box in Part 3 of the Substitute Form W-9 should be checked if the surrendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days thereafter, Cablevision will withhold 31% of all such payments and dividends until a TIN is provided to the Exchange Agent. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

     12. Lost, Stolen, or Destroyed Certificates. You cannot submit an effective Form of Election and Letter of Transmittal without attaching your Certificates to this Form of Election and Letter of Transmittal. If your Certificate(s) has (have) been lost, stolen or destroyed prior to the Effective Time, you are urged to call The Bank of New York as the transfer agent ("Transfer Agent") for Clearview toll free at 1 (800) 524-4458. You will then be instructed as to the steps that must be taken in order to replace the Certificate(s). ANY STOCKHOLDER OF CLEARVIEW WHOSE CERTIFICATE(S) HAVE BEEN LOST, STOLEN OR DESTROYED SHOULD ALLOW SUFFICIENT TIME TO REPLACE SUCH CERTIFICATE(S) AND IS URGED TO CONTACT THE TRANSFER AGENT AS PROMPTLY AS PRACTICABLE AFTER RECEIVING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL. Following the Effective Time, if any of your Certificate(s) have been lost, stolen or destroyed, you should promptly notify the Exchange Agent at the address and phone number shown on the first page of this Form of Election and Letter of Transmittal.

     13. Elections, Certificates and Allocations. Each holder of Clearview Securities is entitled to make a Stock Election and/or a Cash Election, provided the Form of Election and Letter of Transmittal for any holder making such election(s) is properly completed and received by the Exchange Agent prior to the Election Deadline. All holders of Securities must complete Box A (or, if a nominee, trustee or other representative making more than one election, Box B) in order to receive (subject to the allocation limitations and proration procedures set forth in the Merger Agreement) the desired Merger Consideration. To properly complete Box A (or, if a nominee, trustee or other representative making more than one election, Box B), the number of each Certificate surrendered herewith must be written in the column under the heading "Certificate Number," and the class and number of Securities represented by each Certificate surrendered herewith in connection with a specific election should be written in the appropriate column under the heading

"Class of Clearview Security" and "Number of Clearview Securities" beside each Certificate number. Stockholders wishing to make more than one election may do so on one Form of Election and Letter of Transmittal by specifying under the appropriate heading the number of Clearview Securities for which a Stock Election, Cash Election or Non-Election is desired, including multiple elections with respect to Clearview Securities represented by a single Certificate. All holders of Clearview Securities, including those making a Non-Election, must surrender their Certificates (or deliver Clearview Securities by book-entry transfer) to the Exchange Agent in order to receive the Merger Consideration. Holders of Securities should consult the Proxy Statement/Prospectus for important tax consequences of various elections.

     14. Holders Who are Nominees, Trustees or Other Representatives. Each holder of record is entitled to make an election and submit a Form of Election and Letter of Transmittal covering all Clearview Securities actually held of record by such holder. Nominee record holders, which include nominees, trustees or any other person that holds Clearview Securities in any capacity whatsoever on behalf of more than one person or entity, are entitled to make an election for such nominee record holders as well as an election on behalf of each beneficial owner of Clearview Securities held through such nominee record holders, but such elections must be made on one Form of Election and Letter of Transmittal. Beneficial owners who are not record holders are not entitled to submit Forms of Election and Letters of Transmittal. Persons submitting a Form of Election and Letter of Transmittal on behalf of a registered holder of Clearview Securities as trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or acting in another fiduciary or representative capacity should refer to Instruction 8(e) above.

     15. Miscellaneous. Neither Cablevision nor the Exchange Agent is under any duty to give notification of defects in any Form of Election and Letter of Transmittal. Cablevision and the Exchange Agent shall not incur any liability for failure to give such notification, and each of Cablevision and the Exchange Agent has the absolute right to reject any and all Forms of Election and Letters of Transmittal not in proper form or to waive any irregularities in any Form of Election and Letter of Transmittal.

     16. Information and Additional Copies; Questions or Requests. Information and additional copies of this Form of Election and Letter of Transmittal may be obtained by telephoning the Information Agent, ChaseMellon, toll-free at 1 (877) 698-6870. Any questions or requests for assistance should similarly be directed to ChaseMellon as Information Agent, at this toll-free telephone number.

                           IMPORTANT TAX INFORMATION

     Withholding. Under the federal income tax law, the Exchange Agent is required to file a report with the IRS disclosing any payments of cash being made to each holder of Certificates pursuant to the Merger Agreement and to impose 31% backup withholding if required. If the correct certifications on Substitute Form W-9 are not provided, a $50 penalty may be imposed by the IRS and payments made for Clearview Securities may be subject to backup withholding of 31%. Withholding is also required if the IRS notifies recipients that they are subject to backup withholding as a result of a failure to report interest and dividends.

     In order to avoid backup withholding of federal income tax resulting from a failure to provide a correct certification, a United States ("U.S.") citizen or resident or other U.S. entity must, unless an exemption applies, provide the Exchange Agent with his or her correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 as set forth on this Form of Election and Letter of Transmittal. Such person must certify under penalties of perjury that such number is correct and that such holder is not otherwise subject to backup withholding. The TIN that must be provided is that of the registered holder of the Certificate(s) or of the last transferee appearing on the transfers attached to or endorsed on the Certificate(s) (or, if a check is made payable to another person as provided in the box entitled "Special Issuance and Payment Instructions," then the TIN of such person). Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

     Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     Please read the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional important information on how to complete the Substitute Form W-9.

                  TO BE COMPLETED BY ALL HOLDERS OF SECURITIES
                              (SEE INSTRUCTION 11)

             PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES. L.L.C.

-----------------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                           PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT
   FORM W-9                           RIGHT AND CERTIFY BY SIGNING AND DATING BELOW          ---------------------------------
   DEPARTMENT OF THE TREASURY                                                                Social Security Number
   INTERNAL REVENUE SERVICE
                                                                                             OR
                                                                                             ---------------------------------
                                                                                             Employer Identification
                                                                                             Number
                                      -------------------------------------------------------------------------------------------
 PAYOR'S REQUEST FOR TAXPAYER         PART 2 -- CERTIFICATION -- Under penalties of
   IDENTIFICATION NUMBER ("TIN")      perjury, I certify that:                               PART 3 --
                                      (1) The number shown on this form is my correct        Awaiting TIN
                                          Taxpayer Identification Number (or I am waiting
                                          for a number to be issued for me); and             [ ]
                                      (2) I am not subject to backup withholding because:
                                          (a) I am exempt from backup withholding, (b) I
                                          have not been notified by the Internal Revenue
                                          Service ("IRS") that I am subject to backup
                                          withholding as a result of a failure to report
                                          all interest or dividends, or (c) the IRS has
                                          notified me that I am no longer subject to
                                          backup withholding
-----------------------------------------------------------------------------------------------------------------------------------
                                      CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your last return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
-----------------------------------------------------------------------------------------------------------------------------------
 SIGNATURE ---------------------------------------------------------------------  DATE ------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature
 --------------------------------------------------------------------------
                                                    Date
                                                    ---------------------------
--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

-------------------------------------------------------
                                         GIVE THE
              FOR THIS TYPE OF ACCOUNT:  SOCIAL
                                         SECURITY
                                         NUMBER OF--
-------------------------------------------------------

 1.  An individual's account             The individual
 2.  Two or more individuals (joint      The actual
     account)                            owner of the
                                         account or, if
                                         combined
                                         funds, any one
                                         of the
                                         individuals(1)
 3.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable savings      The grantor-
        trust account (grantor is also   trustee(1)
        trustee)
     b. So-called trust account that is  The actual
        not a legal or valid trust       owner(1)
        under State law
 5.  Sole proprietorship account         The Owner(3)

-------------------------------------------------------
-------------------------------------------------------
                                         GIVE THE
              FOR THIS TYPE OF ACCOUNT:  EMPLOYER
                                         IDENTIFICATION
                                         NUMBER OF--
-------------------------------------------------------

 6.  A valid trust, estate, or pension   Legal entity
                                         (Do not
                                         furnish the
                                         identifying
                                         number of the
                                         personal
                                         representative
                                         or trustee
                                         unless the
                                         legal entity
                                         itself is not
                                         designated in
                                         the account
                                         title.)(4)
 7.  Corporate account                   The
                                         corporation
 8.  Association, club, religious,       The
     charitable, educational, or other   organization
     tax-exempt organization account
 9.  Partnership                         The
                                         partnership
10.  A broker or registered nominee      The broker or
                                         nominee
11.  Account with the Department of      The public
     Agriculture in the name of a        entity
     public entity (such as a State or
     local government, school district,
     or prison) that receives
     agricultural program payments
-------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Show the name of the owner.
(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.
PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under Section 501(a), of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan.
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any of its agencies, or instrumentalities.
  - A registered dealer in securities or commodities registered in the United States or a possession of the United States.
  - A futures commission merchant registered with the Commodity Futures Trading Commission.
  - A real estate investment trust.
  - A common trust fund operated by a bank under Section 584(a) of the Code.
  - An exempt charitable remainder trust, or a non-exempt trust described in
    Section 4947(a)(1) of the Code.
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to non-resident aliens subject to withholding under Section 1441 of the Code.
  - Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  - Payments made to an appropriate nominee.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  - Payments of tax-exempt interest (including exempt-interest dividends under Section 852 of the Code).
  - Payments described in Section 6049(b)(5) of the Code to non-resident aliens.
  - Payments on tax-free covenant bonds under Section 1451 of the Code.
  - Payments made by certain foreign organizations.
  - Payments made to an appropriate nominee.
Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).
  Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, and 6050N of the Code.
PRIVACY ACT NOTICE.--Section 6109 of the Code requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
PENALTIES
(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE